Share-Based Payments	6 Months Ended
Apr. 30, 2026
Text Block [Abstract]
Share-Based Payments
12.	Share-based payments
In Q1 2026, the Bank granted 1,428,056 options with an exercise price of $100.35 per option and a weighted average fair value of $10.68 to select employees, under the terms of the Employee Stock Option Plan. These stock options vest 50% at the end of the third year and 50% at the end of the fourth year.
The Bank recorded an increase to equity – other reserves of $2 million for the three months ended April 30, 2026 and $10 million for the six months ended April 30, 2026 (April 30, 2025 – $3 million and $11 million), as a result of equity-classified share-based payment expense.